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                               WASATCH FUNDS, INC.

                       Supplement dated November 22, 2005
                    To the Prospectus dated January 31, 2005

The Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2005. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at WWW.WASATCHFUNDS.COM or calling us at 800.551.1700.

Effective January 1, 2006, information in the Prospectus regarding the management of the Wasatch International Growth Fund and the Wasatch International Opportunities Fund is modified as follows:

         - The information appearing on page 31 under the heading "PORTFOLIO MANAGER" is replaced with "Research Team."

         - The first sentence of the first paragraph appearing on page 45 under the heading "RESEARCH TEAM" is replaced with the following:

                           The Wasatch research team consists of the Chief Investment Officer, 15 portfolio managers and 18 securities analysts.

         - The second paragraph on page 45 under the heading "RESEARCH TEAM" is replaced with the following:

                           The International Opportunities Fund is managed using a team approach. Certain members of the research team shown below are responsible for making investment decisions for the International Opportunities Fund, including Roger D. Edgley, CFA and Blake H. Walker.

         - The following paragraph is added on page 45 under the heading "RESEARCH TEAM":

                           The International Growth Fund is managed using a team approach. Certain members of the research team shown below are responsible for making investment decisions for the International Growth Fund, including Roger D. Edgley, CFA and Laura G. Hoffman, CFA.

         - The following paragraphs are added under the heading "PORTFOLIO MANAGERS" on pages 45-46:

                           LAURA G. HOFFMAN, CFA is a portfolio manager of the Wasatch International Growth Fund. She joined the Advisor in 2002. Prior to joining the Advisor, Ms. Hoffman was a vice president and research analyst for two international funds at Denver Investment
                           Advisors. From 1996 to 2000, Ms. Hoffman worked for INVISTA Capital Management in Des Moines, Iowa, where she was a portfolio strategist and relationship manager for the international investment team. Ms. Hoffman is a Chartered Financial Analyst. She earned a Master of Business Administration from the
                           University of Iowa and a Bachelor of Arts in
                           Economics with a minor in Business from Central College.
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                           BLAKE H. WALKER is a portfolio manager of the Wasatch
                           International Opportunities Fund. He joined the Advisor in 2002. Mr. Walker graduated from Brigham Young University in 2002 with a Bachelor of Science in Accounting. A native of Toronto, Canada, Mr.
                           Walker also spent nearly two years living in France and is fluent in French.

         - The third paragraph on page 46 under the heading of "PORTFOLIO MANAGERS" is replaced with the following:

                           ROGER D. EDGLEY, CFA is a portfolio manager of the Wasatch International Growth Fund and the Wasatch International Opportunities Fund. Mr. Edgley is also the Director of International Research for the Advisor. Prior to joining the Advisor in 2002, Mr. Edgley was a principal, director of international research and portfolio manager for Liberty Wanger Asset Management in Chicago, which managed the Acorn Funds. He was a co-manager of the Acorn Foreign Forty Fund. Liberty Financial acquired Wanger Asset Management in 2000. Mr. Edgley joined Wanger Asset Management as an equities analyst in 1994 to cover the firm's Asia (ex-Japan) portfolio that included the markets of Hong Kong, Singapore, Malaysia, Taiwan, Indonesia, Thailand and Korea. Mr. Edgley is a Chartered Financial Analyst. He is a native of the United Kingdom and earned a Bachelor of Science with honors in psychology from the University of Hertfordshire, a Master of Arts in philosophy from the University of Sussex and a Master of Science in social psychology with statistics from the London School of Economics.

         - Delete the fourth paragraph (Michael W. Gerding, CFA) on page 46 under the heading "PORTFOLIO MANAGERS"